                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A
                               (Amendment No. 3)

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 27, 1998
                                                 -------------------------------

                     Data Processing Resources Corporation
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             (Exact name of registrant as specified in its charter)



California                    0-27612                      95-3931443
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(State or other               (Commission                 (I.R.S. Employer
jurisdiction                  File Number)               Identification No.)
of incorporation)



 4400 MacArthur Boulevard, Suite 600, Newport Beach, California        92660
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          (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (949) 553-1102
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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          This Amendment No. 3 to Current Report on Form 8-K is being filed to correct an inadvertent error on the Independent Auditors' Report of Deloitte & Touche LLP contained in the Current Report on Form 8-K/A which was filed by the Registrant with the Securities and Exchange Commission on March 5, 1998 ("Amendment No. 1") to amend the Registrant's Current Report on Form 8-K dated January 27, 1998.

          The Registrant hereby amends the information contained in the Independent Auditors' Report of Deloitte & Touche LLP contained in Item 7(a) (Financial Statements of Business Acquired) contained in Amendment No. 1 as follows:


INDEPENDENT AUDITORS' REPORT


To the Shareholder of
 S3G, Inc.:


We have audited the accompanying balance sheets of S3G, Inc. (the Company) as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity and cash flows for the twelve-month periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of S3G, Inc. at December 31, 1997 and 1996, and the results of its operations and its cash flows for the twelve-month periods then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Costa Mesa, California

January 30, 1998


Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

               23.1 Consent of Deloitte & Touche LLP


                                      2.
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 3 to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DATA PROCESSING RESOURCES CORPORATION
                                                         (Registrant)


Dated: September 28, 1998                       By:      /s/ James A. Adams
                                                         -----------------------
                                                         James A. Adams
                                                         Chief Financial Officer

                                      3.
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                     DATA PROCESSING RESOURCES CORPORATION
                               INDEX TO EXHIBITS


Number                      Description of Exhibit

 23.1      Consent of Deloitte & Touche LLP



                                      4.